Merry Land & Investment Company, Inc.


                              Debt Securities



                           UNDERWRITING AGREEMENT
                           ---------------------



                                                                       , 199__

ALEX. BROWN & SONS INCORPORATED

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As Representatives of the Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland  21202

Gentlemen:

     Merry Land & Investment Company, Inc., a Georgia corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of $________________ principal amount of its [senior] [subordinate] debt securities (the "Firm Securities"), to be issued pursuant to the provisions of an indenture dated as of ______________, 199_ (the "Indenture") between the Company and _______________ as trustee (the "Trustee"). The respective principal amounts of the Firm Securities to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to $____________ additional principal amount of [senior] [subordinate] debt securities (the "Option Securities") as set forth below.

     As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the Firm Securities set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Securities if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Securities and the Option Securities (to the extent the aforementioned option is exercised) are herein collectively called the "Securities."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

          a. A registration statement on Form S-3 (File No. 33-_____) with respect to the Securities has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, herein referred to as the "Registration Statement," has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement.
The form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) is herein referred to as the "Prospectus."
Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments relating to the Securities being issued and sold pursuant hereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b), and prior to the termination of the offering of the Securities by the Underwriters.

          b. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification. Except for investments in securities as described in the Registration Statement, the Company has no equity or other interest in, or right to acquire, an equity or other interest in, any corporation, partnership, trust or other entity.

          c. The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the outstanding shares of Common Stock and Preferred Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

          d. The Securities have been duly and validly authorized and, when issued, authenticated and delivered against payment therefor as provided herein and in the Indenture, will be duly and validly issued and fully paid and non-assessable, will conform to the description of the Securities contained in the Prospectus and will constitute valid and legally binding obligations of the Company; if applicable, the shares of Common Stock or Preferred Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of the Indenture with respect to the Securities, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders of outstanding capital stock of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the Securities or the shares of Common Stock or Preferred Stock issuable upon conversion of the Securities.

          e. The issue and sale of the Securities and the shares of Common Stock or Preferred Stock issuable upon conversion of the Securities by the Company and the compliance by the Company with all of the provisions of the Indenture with respect to the Securities and provisions of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated, including the conversion of the Securities into shares of Common Stock or Preferred Stock, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject except for any such conflict, breach or violation which does not have a material adverse effect on the Company, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the shares of Common Stock or Preferred Stock issuable upon conversion of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except, if applicable, the filing of the Articles of Amendment with the Secretary of State of Georgia and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

          f. The Commission has not issued an order preventing or suspending the use of any Prospectus or Preliminary Prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose. The Registration Statement contains and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein by, and in all respects conform or will conform, as the case may be, to the requirements of, the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations of the Commission promulgated under the Act and the Trust Indenture Act. The documents incorporated by reference in the Prospectus, at the time they were filed or will be filed with the Commission, conformed or will conform at the time of filing, in all respects to the requirements of the Securities Exchange Act of 1934, the Act or the Trust Indenture Act, as applicable, and the Rules and Regulations of the Commission thereunder. The Indenture, including any amendments and supplements thereto, conforms with the requirements of the Trust Indenture Act and the Rules and Regulations of the Commission promulgated thereunder, and the Indenture has been qualified under the Trust Indenture Act. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, including any documents incorporated by reference therein, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, or any documents incorporated by reference therein, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof or to that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee under the Indenture.

          g. The financial statements of the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations of the Company at the indicated dates and for the indicated periods. The financial statements with respect to the properties acquired or to be acquired by the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations of such properties at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement presents fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

          h. The Pro Forma Financial Statements of the Company included in the Prospectus and incorporated by reference in the Registration Statement have been prepared in conformity with the requirements of Article 11 of Regulation S-X.

          i. This Agreement and the Indenture have been duly and validly authorized, executed and delivered by the Company; this Agreement, the Indenture and the Securities issued under the Indenture constitute the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. The Securities and the Indenture conform in all material respects to the statements relating thereto contained in the Prospectus; and the Securities will be entitled to the benefits provided by the Indenture.

          j. There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court or administrative agency or by any regulatory authority which might result in any material adverse change in the business or condition of the Company, except as set forth in the Registration Statement.

          k. The Company has good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company occupies its leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement.

          l. The Company has filed all Federal, State and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith.

          m. Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management, or business prospects of the Company, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

          n. The Company is not in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition of the Company. The consummation of the transactions contemplated by this Agreement and the Indenture and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or of the Charter or by-laws of the Company or any order, rule or regulation applicable to the Company of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

          o. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Securities for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

          p. The Company holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of its business; and the Company has not infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company.

          q. Arthur Andersen & Company, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

          r. The Company has never been, is not now, and immediately after the sale of the Securities under this Agreement will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          s. With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code, as amended, and the Company's present and contemplated operations, assets and income continue to meet such requirements.

          t. The conditions for the use of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein.

     2. PURCHASE, SALE AND DELIVERY OF THE FIRM SECURITIES. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of __% of the principal amount, the principal amount of Firm Securities set forth opposite the name of each Underwriter in
Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

     Payment for the Firm Securities to be sold hereunder is to be made in New York Clearing House funds by certified or bank cashier's checks drawn to the order of the Company against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, at 10:00 A.M., Baltimore time, on the fifth business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Securities will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the third full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

     In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Securities at the same percentage of the principal amount as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part but only once and at any time upon written notice given within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the principal amount of Option Securities as to which the several Underwriters are exercising the option, the names and denominations in which the Option Securities are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Securities are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The principal amount of Option Securities to be purchased by each Underwriter shall be in the same proportion to the total number of Option Securities being purchased as the number of Firm Securities being purchased by such Underwriter bears to $_______________, adjusted by you in such manner as to avoid fractional Securities. The option with respect to the Option Securities granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company.
To the extent, if any, that the option is exercised, payment for the Option Securities shall be made on the Option Closing Date in New York Clearing House funds by certified or bank cashier's check drawn to the order of the Company against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

     3. OFFERING BY THE UNDERWRITERS. It is understood that the several Underwriters are to make a public offering of the Firm Securities as soon as the Representatives deem it advisable to do so. The Firm Securities are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Securities are purchased pursuant to
Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Securities in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

          a. The Company will (i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (ii) not file any amendment to the Registration Statement or supplement to the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

          b. The Company will advise the Representatives promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (c) The Company will cooperate with the Representatives in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Securities.

          c. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, including documents incorporated by reference therein, but without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

          d. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Securities Exchange Act of 1934 which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

          e. The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

          f. The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

          g. No offering, sale or other disposition of any debt security of the Company with maturities longer than one year will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives.

          h. If applicable, the Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock or Preferred Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock or Preferred Stock upon conversion of the Securities.

          i. If applicable, the Company will take any action reasonably necessary to ensure that any shares of Common Stock or Preferred Stock issued upon the conversion or redemption of the Securities are (i) freely transferable and not subject to any resale restrictions under the Act or any applicable state securities or blue sky laws (other than any shares of Common Stock or Preferred Stock issued upon conversion or redemption of any Securities which are held by an "affiliate" (as defined in Rule 144 under the Act) of the Company) and (ii) duly and validly authorized, fully paid and nonassessable.

          j. If applicable, the Company will use all reasonable efforts to list or maintain the listing of the shares of Common Stock or Preferred Stock issuable upon such conversion or redemption on the New York Stock Exchange.

     5. COSTS AND EXPENSES. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, the Indenture, this Agreement, the Agreement Among Underwriters, the Underwriters' Selling Memorandum, the Underwriters' Questionnaire, the Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities; the fees and expenses of any trustee and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with the Indenture and the Securities; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Securities or, if applicable, any shares of Common Stock or Preferred Stock issued upon conversion or redemption of the Securities under State securities or Blue Sky laws. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to compl with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities.

     6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Firm Securities on the Closing Date and the Option Securities, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

          a. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission.

          b. The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Hull, Towill, Norman & Barrett, P.C., counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

               i. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company.

               ii. The Securities have been duly authorized, and when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor as provided by this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except that the enforceability thereof may be limited by or subject to (a) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which affect the rights and remedies of creditors generally and (b) equitable principles of general applicability.

               iii. The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms except that the enforceability thereof may be limited by or subject to (a) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which affect the rights and remedies of creditors generally and (b) equitable principles of general applicability.

               iv. The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized Securities of its Common Stock and Preferred Stock have been duly authorized; the outstanding shares of its Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Securities, the shares of Common Stock or Preferred Stock issuable upon conversion or redemption of the Securities, if any, and the Indenture conform to the descriptions thereof contained in the Prospectus; and the certificates for the Securities are in due and proper form.

               v. The shares of Common Stock or Preferred Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of the Securities, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders of outstanding capital stock of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the Securities or the shares of Common Stock or Preferred Stock issuable upon conversion of the Securities.

               vi. The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

               vii. The Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto and document incorporated by reference therein comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act, or the Securities Exchange Act of 1934, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial information included or incorporated by reference therein or with respect to the Statement of Eligibility and Qualification of the Trustee).

               viii.     The statements under the captions
          "_______________," "_______________," "_______________," and
          "_______________" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

               ix. Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

               x. Such counsel knows of no material legal proceedings or regulatory or other claims pending or threatened against the Company except as set forth in the Prospectus.

               xi. The execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or by-laws of the Company, or any agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound.

               xii. This Agreement has been duly authorized, executed and delivered by the Company.

               xiii. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement or the Indenture and the consummation of the transactions contemplated herein or therein (other than as may be required by the National Association of Securities Dealers, Inc. or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

               xiv. The Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and has not been an "investment company" at any time since 1988.

     In rendering such opinion, Hull, Towill, Norman & Barrett, P.C. may rely as to matters governed by the laws of states other than Georgia or Federal laws on local counsel in such jurisdictions provided that in each case Hull, Towill, Norman & Barrett, P.C. shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel's opinion is also addressed to the Underwriters. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference in the Prospectus after the date of effectiveness of the Registration Statement, as of the respective dates when such documents were filed with the Commission and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein or with respect to the Statements of Eligibility and Qualification of the Trustee). With respect to such statement, Hull, Towill, Norman & Barrett, P.C. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          c. The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Hull, Towill, Norman & Barrett, P.C., tax counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

               i. The Company met the requirements for qualification and taxation as a real estate investment trust ("REIT") for the taxable years 1987, 1988, 1989, 1990, 1991, 1992, 1993 and
          1994 subject to the qualification noted in subparagraph (ii) below.

               ii. There is an issue as to whether the Company satisfied the 95%-distribution requirement of Section 857(a)(1) of the Code with respect to the taxable year 1989. We believe, however, that if the Internal Revenue Service were to assert successfully that the Company did not meet the 95%- distribution requirement on the basis of the foregoing issue, the Company nevertheless would be entitled to use the deficiency dividend procedures of Section 860 of the Code to preserve its status as a qualified REIT for 1989 and subsequent taxable years by paying deficiency dividends to its shareholders sufficient to meet the 95%-distribution requirement and by otherwise complying with the requirements of Section 860 of the Code.

               iii. The Company's diversity of stock ownership and proposed method of operation should allow it to qualify as a REIT for 1995.

               iv. The discussion contained under the caption "Taxation" in the Prospectus forming a part of the Registration Statement, as of the time the Registration Statement became effective under the Act and as of the Closing Date or the Option Closing Date, as the case may be, accurately reflects existing law and fairly addresses the material federal income tax issues described therein that would affect an investment in the Firm Securities or Option Securities, as the case may be.

     In rendering such opinions, Hull, Towill, Norman & Barrett, P.C. may rely as to matters of fact, to the extent they deem proper, on certificates of officers of the Company and public officials so long as such counsel states that no facts have come to the attention of such counsel which lead them to believe that they are not justified in relying on such certificates. In addition, Hull, Towill, Norman & Barrett, P.C. may state that their opinions are based upon the procedures and assumptions set forth in such opinion letter and that it is limited to the tax matters specifically covered thereby and that they have not addressed any other tax consequences of an investment in the Firm Securities or Option Securities, as the case may be.

          d. The Representatives shall have received from Piper & Marbury, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (ii), (vi), (viii) and (xiii) of Paragraph (b) of this Section 6, and that the Company is a validly organized and existing corporation under the laws of the State of Georgia. In rendering such opinion Piper & Marbury may rely as to all matters governed other than by the laws of the State of Maryland or Federal laws on the opinion of counsel referred to in paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, and the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference in the Prospectus after the date of effectiveness of the Registration Statement, as of the respective dates when such documents were filed with the Commission and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein). With respect to such statement, Piper & Marbury may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          e. The Representatives shall have received at or prior to the Closing Date from Piper & Marbury a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Securities under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

          f. The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a signed letter from Arthur Andersen & Co., dated the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter signed by such firm and dated and delivered to the Representatives on the date hereof that nothing has come to their attention during the period from the date five days prior to the date hereof, to a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Representatives.

          g. The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

               i. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

               ii. He does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be.

               iii. He has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus or any document incorporated by reference therein did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

          h. The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives may reasonably have requested.

          i. The Firm Securities, and Option Securities, if any, and the Common Stock and Preferred Stock issuable upon conversion of the Firm Securities and Option Securities, if any, have been approved for listing upon official notice of issuance on the New York Stock Exchange.


     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Piper & Marbury, counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

     In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell and deliver the portion of the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

     8.   INDEMNIFICATION.

          a. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof or made in reliance upon the Trustee's Statements of Eligibility and Qualification filed as an exhibit to the Registration Statement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          b. Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          c. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests beween them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b).
The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          d. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriterson the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this
Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          e. In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     9. DEFAULT BY UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company, you, as Representatives of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Securities or Option Securities, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate principal amount of Securities with respect to which such default shall occur does not exceed 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective principal amounts of Firm Securities or Option Securities, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Securities or Option Securities, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or
(b) if the aggregate principal amount of Firm Securities or Option Securities, as the case may be, with respect to which such default shall occur exceeds 10% of the aggregate principal amount of Firm Securities or Option Securities, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, Attention: William G. Byrnes, Managing Director; if to the Company, to Merry Land & Investment Company, Inc., Attention: Peter S. Knox, III, Chairman of the Board.

     11. TERMINATION. This Agreement may be terminated by you by notice to the Company as follows:

          a. at any time prior to the earlier of (i) the time the Securities are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M. on the first business day following the date of this Agreement;

          b. at any time after the date hereof if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Securities impracticable or inadvisable,
(iii) trading in securities on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited (other than limitations on hours or numbers of days of trading) or minimum prices shall have been established for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities, (vi) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Exchange Act of 1934, as amended); (vii) the suspension of trading of the Company's Common Stock or Series A Preferred Stock by the New York Stock Exchange; (viii) the taking of any action by any govermental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States or elsewhere, or (ix) any litigation or proceeding is pending or threatened against the Underwriters which seeks to enjoin or otherwise restrain, or seeks damages in connection with, or questions the legality or validity of this Agreement or the transactions contemplated hereby; or

          c.   as provided in Sections 6 and 9 of this Agreement.

     This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Securities, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

     12. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities merely because of such purchase.

     13. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Securities under this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        MERRY LAND & INVESTMENT
                                        COMPANY, INC.



                                        By:____________________
                                             Peter S. Knox III
                                                  Chairman



The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.


ALEX. BROWN & SONS INCORPORATED

- -------------------------------

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As Representatives of the Several Underwriters
listed on Schedule I


By: ALEX. BROWN & SONS INCORPORATED


By: _______________________________
         Authorized Officer

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                               SCHEDULE I
                        Schedule of Underwriters


                                               Principal Amount of
                                                   Firm Shares
                  Underwriter                    to be Purchased
                  -----------                  -------------------

        Alex. Brown & Sons Incorporated





                    Total. . . . . . . . . . . . . .